                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                             7 3/8% NOTES DUE 2006
                   IN EXCHANGE FOR NEW 7 3/8% NOTES DUE 2006
                   AND ALL OUTSTANDING 7 1/2% NOTES DUE 2009
                   IN EXCHANGE FOR NEW 7 1/2% NOTES DUE 2009
                                      OF
                           FEDERAL-MOGUL CORPORATION



     Registered holders of outstanding 7 3/8% Notes due 2006 (the "Old 7 3/8% Notes") who wish to tender their Old 7 3/8% Notes in exchange for a like principal amount of New 7 3/8% Notes due 2006 (the "New 7 3/8% Notes") and registered holders of outstanding 7 1/2% Notes due 2009 (the "Old 7 1/2% Notes and together with the Old 7 3/8% Notes, the "Old Notes") who wish to tender their Old 7 1/2% Notes in exchange for a like principal amount of New 7 1/2% Notes due 2009 (the "New 7 1/2% Notes" and together with the New 7 1/2% Notes, the "New Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "Exchange Offer; Registration Rights--Procedure for Tendering Old Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                             THE BANK OF NEW YORK

By Registered or Certified Mail:    Facsimile Transmission Number:     By Hand/Overnight Delivery
     The Bank of New York                Attn:  Martha James              The Bank of New York
     101 Barclay, Floor 7E             Reorganization Section              101 Barclay Street
    New York, New York 10286              (212) 815-4699              Corporate Trust Services Window
      Attn: Martha James                                                       Ground Level
    Reorganization Section                                                New York, New York 10286
                                                                             Attn: Martha James
                                                                           Reorganization Section

                       (For Eligible Institutions Only)
                             Confirm by Telephone:
                                (212) 815-6335

                             For Information Call:
                                (212) 815-6335

                                 BY FACSIMILE:
                                (212) 815-4699
                       (For Eligible Institutions Only)

                                 BY TELEPHONE:
                                (212) 815-6335

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated [ ], 1999 of Federal-Mogul Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

                      DESCRIPTION OF SECURITIES TENDERED

                                                                         AGGREGATE                        AGGREGATE
  NAME(S) AND                                             PRINCIPAL      PRINCIPAL         PRINCIPAL      PRINCIPAL
 ADDRESS(ES) OF                                           AMOUNT OF       AMOUNT           AMOUNT OF       AMOUNT
   REGISTERED                        AGGREGATE PRINCIPAL  OLD 7 3/8%    REPRESENTED      OLD 7 1/2% OF   REPRESENTED
   HOLDER(S)         CERTIFICATE     AMOUNT REPRESENTED     NOTES       BY OLD 7 3/8%        NOTES       BY OLD 7 1/2%
(PLEASE FILL IN)     NUMBER(S)*        BY OLD NOTES*      TENDERED**       NOTES*          TENDERED**       NOTES*

-----------------    -----------     -------------------  ----------    -------------   -------------    -------------

-----------------    -----------     -------------------  ----------    -------------   -------------    -------------

-----------------    -----------     -------------------  ----------    -------------   -------------    -------------

-----------------    -----------     -------------------  ----------    -------------   -------------    -------------

-----------------    -----------     -------------------  ----------    -------------   -------------    -------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

Name of Firm:
              ----------------------------  ------------------------------------
                                               (Authorized Signature)

Address:                                    Title:
        ----------------------------------        ------------------------------

                                            Name:
------------------------------------------       -------------------------------
                 (Zip Code)                          (Please type or print)

Area Code and Telephone No.:                Date:
                            --------------       -------------------------------

     NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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